Annual Shareholders’ Meeting May 22, 2014

Forward-Looking Statements This presentation contains projections and other forward- looking statements regarding future events, strategic corporate objectives or the future financial performance of Metro. We wish to caution you that these forward-looking statements may differ materially from actual results due to a number of risks and uncertainties. For a more detailed description of the factors that may affect Metro’s operating results, we refer you to our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2013 and our quarterly report on Form 10-Q for the quarter ended March 31, 2014 as well as other periodic and current reports on Form 8-K filed with the SEC. Metro assumes no obligation to update the forward-looking statements made during this presentation. For more information please visit our Website at: www.mymetrobank.com. 2

Highlights

2013 Highlights • Strong Performance • Solid loan, revenue & net income growth – Net loan growth 15% – Revenue growth $4.3M – Record-setting quarterly and annual net income, $4.9M & $17.3M respectively • Increased Shareholders’ Value 63% 4

Continued Investment

Continued Investment • Nearly 19,000 users within 6 months of launch • Exceeded industry rate of mobile app adoption by 20% 6 5,000 10,000 15,000 20,000 Jun Jul Aug Sept Oct Nov Metro Mobile Banking

Mobile Deposit Arriving June 2014 Continued Investment • Additional appeal to tech-savvy consumers • Improved efficiency • Enhanced Customer convenience 7

• Evolution of Customer Mystery Shop program • Ensure service at its best! • LIVE Customer feedback within 48 hours of a Store visit • 1st credit card program with rewards & added cardholder benefits • Increased competitiveness • Greater approval ratio – 41% vs. 8% of prior program • Improved average credit limit – $4,500 to $6,200 – $1,700 more per account Customer Pulse Credit Card program Continued Investment 8

The Future

2014 Key Priorities Enhance long-term shareholder value by: • Utilizing the strength of our balance sheet • Increasing revenue through quality organic loan growth, deposit growth and fee income growth • Growing market share – customers, households and share of wallet • Diligently managing asset quality as well as other enterprise risks • Improving EPS and ROE by increasing revenue, controlling expenses and managing capital 10

2.2 2.3 2.5 2.8 3.1 3.4 2.8 3.0 3.3 3.7 4.1 4.5 0.0 0.5 1.0 1.5 2.0 2.5 3.0 3.5 4.0 4.5 5.0 2013 2014 2015 2016 2017 2018 Deposits Assets Loans # of Stores 33 34 35 36 $ 2014 – 2018 Projected +1 +1 $ in Billions 40 +2 38 +2 Five Year Projected Growth +1 11

Existing Proposed Metro’s Footprint 12 33 40 2013 2018 Number of Stores

Future Growth Lincoln Highway East Scheduled to Open - November 2014 13

FINANCIAL REVIEW

2013 Highlights* Continued Momentum 15 • Record net income of $4.9 million for the fourth quarter and $17.3 million for 2013 • Net income up $6.4 mm, or 58%, over 2012 • Diluted EPS of $1.20/share, up 56% over 2012 • Continued diligent expense management, noninterest expenses down for the 3rd straight year • Lower loan loss provisions • Record loan growth; up $224 million, or 15%, over 2012 • Capital and liquidity levels remain strong *Compared to the period ended 12/31/12

Improved Profitability $0 $5,000 $10,000 $15,000 $20,000 2011 2012 2013 $289 $10,894 $17,260 16 Net Income 0.13% 4.76% 7.41% $ in 000’s Return on Stockholders’ Equity

$3.5 $3.6 $4.0 $4.7 $4.9 $0.24 $0.26 $0.28 $0.32 $0.34 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 $0.40 $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 4Q12 1Q13 2Q13 3Q13 4Q13 E P S Net Income Diluted Earnings per share Quarterly Net Income and Earnings Per Share 17 $ in Millions, except for per share data • Continuous core earnings progress

4.00% 5.00% 6.00% 7.00% 8.00% 9.00% Q412 Q113 Q213 Q313 Q413 5.89% 6.28% 6.90% 8.14% 8.30% Quarterly Return on Average Shareholders’ Equity 18

Revenue Growth $0 $20 $40 $60 $80 $100 $120 $140 2009 2010 2011 2012 2013 Net Interest Income Non Interest Income 19 $ in Millions $100.1 $109.2 $113.5 $117.0 $121.3 CAGR = Compounded Average Growth Rate

Prudent Expense Management $ in 000’s 2010 2011 2012 2013 Salaries & Employee Benefits $ 41,494 $ 40,318 $ 41,241 $ 42,806 Occupancy & Equipment 13,563 14,620 13,281 13,250 Advertising / Marketing 2,967 2,016 1,870 2,418 Data Processing 13,121 14,211 13,590 12,838 Regulatory assessments & related costs 4,598 3,638 4,063 2,227 Other expenses 21,360 19,211 17,099 16,330 Total $ 97,103 $ 94,014 $ 91,144 $ 89,869 20 • Expenses down three consecutive years • Efficiency Ratio continues to improve 88.9% Efficiency Ratio 81.2% 76.6% 74.0%

Consistent, Quality Loan Growth $1,200 $1,300 $1,400 $1,500 $1,600 $1,700 $1,800 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 $1,493 $1,547 $1,620 $1,679 $1,733 $81 $87 $83 $72 $69 All Other Classified Loans 21 $ in Millions • Non classified loans up 16% over the past 4 quarters • Classified loans down 15% over the past 4 quarters

Commercial Real Estate 28% Commercial & Industrial 26% Consumer/ Residential 18% Owner Occupied 17% Commercial Tax Exempt 4% Commercial Construction & Land Development 7% Total Loans = $1,802 million Source: Loan data per company reports as of 3/31/14 Loan Portfolio Mix 22 Well Diversified – No Loan Concentrations

Source: Loan data per company reports as of 3/31/14 Loan Performance 23 30-59 Days Past Due 1% 60-89 Days Past Due 1% Nonaccrual and 90 Days Past Due 1% Current 97% • Current loans =$1.80 billion • Noncurrent loans =$55.4 million

Asset Quality and Loan Loss Reserve Trends 24 2.67% 1.73% 1.33% 1.61% 1.57% 41% 62% 77% 57% 59% 10% 20% 30% 40% 50% 60% 70% 80% 90% 1.00% 2.00% 3.00% 4.00% 5.00% 2010 2011 2012 2013 1Q14 Non Performing Assets / Total Assets Reserve for Loan Losses / Nonperforming Loans

Net Loan Charge-Offs/Avg. Loans 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 1.75% 2.00% 2010 2011 2012 2013 1Q14 0.98% 1.43% 0.43% 0.55% 0.02% 1.29% 0.95% 0.58% 0.26% 0.13% METR Peer Group 25 Source: UBPR as of 03/31/14; Peer Group includes banks having between $1 billion and $3 billion in assets

Strong Core Deposit Foundation 26 93% 95% 95% 95% 75% 80% 85% 90% 95% 100% 2010 2011 2012 2013 Source: UBPR as of 12/31/13 PA peers include all Commercial Banks headquartered in PA; U.S. Peers include public banks with assets between $1 - $3 billion (1) Core Deposits = Total deposits less public time deposits and brokered deposits. • Metro continues to maintain over 90% core deposits, well above both the State and National peer groups. • Average life of Metro core transaction account is 9.6 years! Core Deposits (1) / Total Deposits (%) METR PA Peers U.S. Peers

DDA Non-Interest Bearing, $487,723 22% DDA & NOW Interest Bearing, $832,366 38% MMDA & Savings, $682,324 31% Retail Time, $125,688 6% Public Time, $59,258 3% Average Deposits per store = $66.0 million Source: Deposit data per company reports as of 3/31/14; Dollar figures in thousands Deposit Mix 27

Total Assets $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 2011 2012 2013 2014 2015 2016 $2,421 $2,635 $2,781 $3,038 $3,347 $3,693 28 $ in Millions Projected

Total Loans (net) $1,000 $1,250 $1,500 $1,750 $2,000 $2,250 $2,500 2011 2012 2013 2014 2015 2016 $1,415 $1,504 $1,728 $1,904 $2,112 $2,344 29 $ in Millions Projected

Total Deposits $1,000 $1,500 $2,000 $2,500 $3,000 2011 2012 2013 2014 2015 2016 $2,072 $2,231 $2,240 $2,329 $2,546 $2,789 30 $ in Millions Projected

$2,000,000 $2,200,000 $2,400,000 $2,600,000 $2,800,000 $3,000,000 $20,000 $22,000 $24,000 $26,000 $28,000 $30,000 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Non Interest Expense Total Assets 31 $ in 000’s Growth Without Increasing Expenses Expenses Asset Size

Strong Capital Position • Metro’s capital levels are far above the requirements for a well-capitalized bank • We have plenty of capital to leverage our growth 32 As of 03/31/14: Regulatory Minimums for Well Capitalized Metro Bancorp Consolidated Metro Bank Peer Group (1) Leverage Ratio 5.00% 9.48% 9.14% 9.71% Risk Based Tier 1 6.00% 13.39% 12.91% 13.86% Risk Based Total 10.00% 14.59% 14.12% 15.03% (1) Source: UBPR as of 03/31/14; Peer Group includes banks having between $1 billion and $3 billion in assets

33 Common Stock 0% 20% 40% 60% 80% 100% 120% 140% 160% 180% 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 METR NASDAQ Bank Index Russell 2000 Financial Services Index 152% 63% 61%

First Quarter 2014 Highlights • Total assets up $235 million, or 9% • Net loans up $231 million, or 15% • Core deposits total $2.13 billion, or 97% of total deposits 34 $ in 000’s except for per share data 1Q 2014 1Q 2013 % Change Total Revenues $ 30,413 $ 29,710 2% Provision for Loan Losses 900 2,300 (61)% Total Noninterest Expenses 22,782 22,329 2% Net Income 4,944 3,645 36% Diluted Net Income Per Share $ 0.34 $ 0.26 31% • Return on average stockholders’ equity of 8.42%

Annual Shareholders’ Meeting May 22, 2014